SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.            )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec.240.14a-12

HASBRO, INC.
(Name of Registrant as Specified In Its Charter)

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IMPORTANT ANNUAL MEETING INFORMATION 000004
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Vote by Internet
Go to www.investorvote.com/HAS
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
Annual Meeting Notice 1234 5678 9012 345
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 18, 2017
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or email copy of the proxy materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Hasbro, Inc. proxy statement and annual report to shareholders are available at:
www.investorvote.com/HAS
Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.investorvote.com/HAS.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 8, 2017 to facilitate timely delivery.
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Annual Meeting Notice
Hasbro, Inc.’s Annual Meeting of Shareholders will be held on May 18, 2017 at 1027 Newport Avenue, Pawtucket, Rhode Island, at 11:00 a.m. Eastern Daylight Time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends that you vote FOR all nominees, FOR proposals 2, 4, 5 and 6 and for a frequency of every 1 YEAR for proposal 3:
Six matters are scheduled to be voted on at the 2017 Annual Meeting. Those six proposals are:
1. The election of the following twelve (12) persons as Directors to serve until the 2018 Annual Meeting of Shareholders, and until their successors are duly elected and qualified: Kenneth A. Bronfin, Michael R. Burns, Hope Cochran, Crispin H. Davis, Lisa Gersh, Brian D. Goldner, Alan G. Hassenfeld, Tracy A. Leinbach, Edward M. Philip, Richard S. Stoddart, Mary Beth West and Linda K. Zecher.
2. The adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers of Hasbro, Inc., as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the 2017 Proxy Statement.
3. The adoption, on an advisory basis, of approval of a frequency for the vote on the compensation of the Named Executive Officers.
4. Approval of Amendments to the Restated 2003 Stock Incentive Performance Plan.
5. Approval of an Amendment to the 2014 Senior Management Annual Performance Plan.
6. Ratification of the selection of KPMG LLP as Hasbro, Inc.’s independent registered public accounting firm for fiscal 2017.
NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. The proxy statement contains information on how to vote in person at the meeting. To obtain directions to the meeting please contact Hasbro’s Investor Relations department at (401) 431-8697.
Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/HAS. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Hasbro, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 8, 2017.
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